Registration No. 33-52154
   __________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           __________________________

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                        Pre-Effective Amendment No. _____      [_]

                         Post-Effective Amendment No. 6        [X]
                                     and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                               Amendment No. 7 [X]

                        (Check appropriate box or boxes.)
                        _________________________________

                              THE HENLOPEN FUND
               (Exact name of Registrant as Specified in Charter)

                      Longwood Corporate Center, Suite 213
                                415 McFarlan Road
                          Kennett Square, Pennsylvania                19348
                    (Address of Principal Executive Offices)       (Zip Code)

                                 (610) 925-0400
              (Registrant's Telephone Number, including Area Code)



                                                Copy to:

          Michael L. Hershey
       Longwood Corporate Center               Richard L. Teigen
            Suite 213                           Foley & Lardner
          415 McFarlan Road                 777 East Wisconsin Avenue
     Kennett Square, Pennsylvania  19348    Milwaukee, Wisconsin 53202
   (Name and Address of Agent for Service)



   Registrant has registered an indefinite number or amount of shares of beneficial interest, no par value, under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940, and filed its required Rule 24f-2 Notice for Registrant's fiscal year ended June 30, 1997 on August 28, 1997.

   Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

   It is proposed that this filing become effective (check appropriate box):

   [_]  immediately upon filing pursuant to paragraph (b)
   [X]  on October 31, 1997 pursuant to paragraph (b)
   [_]  60 days after filing pursuant to paragraph (a)(1)
   [_]  on (date) pursuant to paragraph (a)(1)
   [_]  75 days after filing pursuant to paragraph (a)(2)
   [_]  on (date) pursuant to paragraph (a)(2) of Rule 485

   __________________________________________________________________________
   The Exhibit Index is located at page __ of the sequential numbering system.

                               Page 1 of __ Pages

                                THE HENLOPEN FUND
                              CROSS REFERENCE SHEET

             (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)
                                 Caption or Subheading in Prospectus
        Item No. on Form N-1A    or Statement of Additional Information

   Part A - INFORMATION REQUIRED IN PROSPECTUS


   1.   Cover Page               Cover Page

   2.   Synopsis                 Expense Information

   3.   Condensed Financial      Financial Highlights; Performance
        Information              Information

   4.   General Description      Introduction; Investment Objective, Policies
         of Registrant           and Risk

   5.   Management of the        Management of the Fund; Brokerage
         Fund                    Transactions; Capital Structure

   5A. Management's Discussion Management's Discussion of Fund Performance of Fund Performance

   6.   Capital Stock and        Dividends, Distributions and Taxes;
         Other Securities        Capital Structure; Shareholder
                                 Reports

   7.   Purchase of Securities   Determination of Net Asset Value;
         Being Offered           Purchase of Shares; Automatic Investment
                                 Plan; Dividend Reinvestment; Retirement
                                 Plans

   8.   Redemption or Repurchase Redemption of Shares

   9.   Legal Proceedings        *

   PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

   10.  Cover Page               Cover Page

   11.  Table of Contents        Table of Contents

   12.  General Information and  *
         History

   13.  Investment Objectives    Investment Restrictions
         and Policies

   14.  Management of the        Trustees and Officers of the Fund
         Registrant

   15.  Control Persons and      Included in Prospectus under "Capital
         Principal Holders       Structure"; Ownership of Management
         of Securities           and Principal Shareholders

   16.  Investment Advisory      Investment Adviser and Administrator;
         and Other Services      Custodian; Independent Accountants

   17.  Brokerage Allocation     Allocation of Portfolio Brokerage

   18.  Capital Stock and        Included in Prospectus under
         Other Securities        "Capital Structure"

   19.  Purchase, Redemption     Included in Prospectus under
         and Pricing of          "Determination of Net Asset Value";
         Securities Being        "Automatic Investment Plan"; Dividend
         Offered                 Reinvestment"; "Retirement Plans"; and
                                 Determination of Net Asset Value; Systematic
                                 Withdrawal Plan

   20.  Tax Status               Taxes

   21.  Underwriters             *

   22.  Calculation of Per-      Performance Information
         formance Data

   23.  Financial Statements     Financial Statements

   ____________________________

   *Answer negative or inapplicable

                              P R O S P E C T U S

                               THE HENLOPEN FUND
                              (THE HENLOPEN LOGO)

                             A NO-LOAD MUTUAL FUND
                               SEEKING LONG-TERM
                              CAPITAL APPRECIATION

                               BOARD OF TRUSTEES

                              ROBERT J. FAHEY, JR.
                   Director of Real Estate Investment Banking
                   Cushman & Wakefield of Pennsylvania, Inc.
                           Philadelphia, Pennsylvania

                               MICHAEL L. HERSHEY
                       Chairman, Landis Associates, Inc.
                              Wilmington, Delaware

                            STEPHEN L. HERSHEY, M.D.
                             President, First State
                         Orthopaedic Consultants, P.A.
                                Newark, Delaware

                            P. COLEMAN TOWNSEND, JR.
                         President/CEO, Townsends, Inc.
                              Wilmington, Delaware

                               INVESTMENT ADVISER
                            LANDIS ASSOCIATES, INC.
                          Longwood Corporate Center
                                   Suite 213
                               415 McFarlan Road
                       Kennett Square, Pennsylvania 19348


P R O S P E C T U S                                         October 31, 1997

                               THE HENLOPEN FUND
                              (THE HENLOPEN LOGO)

The Henlopen Fund (the "Fund") is an open-end, diversified management investment company -- a mutual fund. Its primary investment objective is to produce long-term capital appreciation principally through investing in common stocks. Current income is a secondary investment objective.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus does not set forth all of the information included in the Registration Statement and Exhibits thereto which the Fund has filed with the Securities and Exchange Commission. A Statement of Additional Information, dated October 31, 1997, which is a part of such Registration Statement is incorporated by reference in this Prospectus. Copies of the Statement of Additional Information will be provided promptly without charge to each person to whom a Prospectus is delivered upon written or telephone request. Written requests should be made by writing to: The Henlopen Fund, Longwood Corporate Center, Suite 213, 415 McFarlan Road, Kennett Square, Pennsylvania 19348, Attn: Corporate Secretary, and telephone requests should be made by calling (610) 925-0400.

                               THE HENLOPEN FUND

                           Longwood Corporate Center
                                   Suite 213
                               415 McFarlan Road
                       Kennett Square, Pennsylvania 19348
                                 (610) 925-0400

                               THE HENLOPEN FUND

                               TABLE OF CONTENTS

                                         PAGE NO.
                                         --------

Expense Information                         1
Financial Highlights                        2
Introduction                                3
Investment Objective, Policies and Risk     3
Management of the Fund                      5
Determination of Net Asset Value            6
Purchase of Shares                          6
Automatic Investment Plan                   7
Redemption of Shares                        8
Retirement Plans                            9
Dividend Reinvestment                      12
Dividends, Distributions and Taxes         12
Brokerage Transactions                     12
Capital Structure                          12
Shareholder Reports                        13
Performance Information                    13
Management's Discussion of Fund
  Performance                              14
Share Purchase Application                 16


                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases or Reinvested Dividends       None
  Deferred Sales Load                                                   None
  Redemption Fee                                                       None*<F1>
  Exchange Fee                                                          None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Management Fees                                                      1.00%
  12b-1 Fees                                                            None

  Other Expenses                                                       0.57%
                                                                      ------

  Total Fund Operating Expenses                                        1.57%
                                                                      ======

*<F1>A fee of $12.00 is charged for each wire redemption.

Example:                                  1 Year  3 Years 5 Years 10 Years
-------                                   ------  ------- ------- --------

An investor would pay the following
  expenses on a $1,000 investment,
  assuming (1) 5% annual return
and (2) redemption at the end of each
   time period:                             $16     $50      $86     $187



The purpose of the preceding table is to assist investors in understanding the various costs that an investor in the Fund will bear, directly or indirectly. THEY SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. See "MANAGEMENT OF THE FUND" for a more complete discussion of applicable management fees. The Annual Fund Operating Expenses are based on actual expenses incurred for the year ended June 30, 1997. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund.

                              FINANCIAL HIGHLIGHTS
                   (Selected data for each share of the Fund
                      outstanding throughout each period)

  The Financial Highlights of the Fund should be read in conjunction with the Fund's financial statements and notes thereto included in the Fund's Annual Report to Shareholders. Further information about the performance of the Fund is also contained in the Fund's Annual Report to Shareholders, copies of which may be obtained without charge upon request.

                                                                                                                 For the Period
                                                                     For the Years Ended                         From 12/2/92*<F2>
                                                     -----------------------------------------------
                                                       6/30/97      6/30/96     6/30/95      6/30/94                 to 6/30/93
                                                     ---------     --------    --------     --------            ---------------
PER SHARE OPERATING
  PERFORMANCE:
  Net asset value, beginning of period                  $17.47       $14.68      $11.67       $11.55                     $10.00
  Income from investment operations:
  Net investment loss(a) <F4>                           (0.08)       (0.05)      (0.11)       (0.07)                     (0.02)
  Net realized and unrealized
    gains on investments                                  0.58         5.10        3.31         0.64                       1.58
                                                      --------     --------    --------     --------                   --------
  Total from investment operations                        0.50         5.05        3.20         0.57                       1.56
  Less distributions:
  Dividends from net investment income                   - 0 -        - 0 -       - 0 -        - 0 -                     (0.01)
  Distributions from net realized gains                 (2.14)       (2.26)      (0.19)       (0.45)                      - 0 -
                                                      --------     --------    --------     --------                   --------
  Total from distributions                              (2.14)       (2.26)      (0.19)       (0.45)                     (0.01)
                                                      --------     --------    --------     --------                   --------
  Net asset value, end of period                        $15.83       $17.47      $14.68       $11.67                     $11.55
                                                      ========     ========    ========     ========                   ========

TOTAL INVESTMENT RETURN                                   5.0%        38.4%       27.8%         4.9%                    28.5%**<F3>

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                 $28,979      $26,972     $11,685       $6,798                     $1,062
  Ratio of expenses (after reimbursement)
    to average net assets(b)<F5>                          1.6%         1.8%        2.0%         2.0%                     2.0%**<F3>
  Ratio of net investment loss
    to average net assets(c)<F6>                        (0.7)%       (1.3)%      (1.2)%       (1.3)%                   (0.7)%**<F3>
  Portfolio turnover rate                               140.6%       177.5%      147.8%        63.0%                      54.0%
  Average commission rate paid(d)<F7>                  $0.0578

 *<F2>Commencement of Operations.
**<F3>Annualized.
(a)<F4>Net investment loss per share is calculated using balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F5>Computed after giving effect to the adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 3.0% for the year ended June 30, 1994 and 11.5%**<F3> for the period ended June
30, 1993.
(c)<F6>The ratio of net investment loss prior to the adviser's expense limitation undertaking to average net assets would have been (2.2%) for the year ended June 30, 1994 and (10.2%)**<F3> for the period ended June 30, 1993.
(d)<F7>Disclosure required for fiscal years beginning after September 1, 1995.

                                  INTRODUCTION

  The Fund was organized as a business trust under the laws of Delaware on September 17, 1992. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940. As an open-end investment company, it obtains its assets by continuously selling shares of beneficial interest, having no par value ("Shares"), to the public. Proceeds from such sales are invested by the Fund in securities of other companies. The resources of many investors are thus combined and each individual investor has an interest in every one of the securities owned thereby providing diversification in a variety of industries. The Fund's investment adviser furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding Shares on demand of the owner at the next determined net asset value.

                    INVESTMENT OBJECTIVE, POLICIES AND RISK


  The primary investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks. Current income is a secondary investment objective. Landis Associates, Inc., the Fund's investment Adviser (the "Adviser"), anticipates that most of the time the major portion of the Fund's portfolio will be invested in common stocks. The Adviser purchases common stocks which it believes will appreciate significantly over a one to two-year period. It may purchase stocks of companies having market capitalizations ranging from less than $100 million to in excess of $5 billion. The Adviser will endeavor to find companies that, regardless of market capitalization size, enjoy a strong and growing position in their market niches and might be expected to continue to benefit from ongoing industry consolidation trends. It may purchase stocks with a strong earnings momentum if it believes that such stocks will appreciate significantly over a one to two-year period. However, it may also take a contrarian position and purchase out-of-favor common stocks if it believes they will appreciate significantly over a one to two-year period. At appropriate times in the business cycle the Adviser may purchase cyclical stocks. However, not more than 10% of the Fund's net assets may be invested in securities of unseasoned companies defined as companies having a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.


  In selecting investments the Adviser will consider various financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios and book value. In addition to the Adviser's internal fundamental research, the Adviser may also use external information sources such as research reports of broker/dealers, trade publications, customer and competitive reference checks, and meetings with management. Greater weight will be given to company specific factors, such as product or service development, than to general economic factors, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign currency exchange values. Since the Fund's primary investment objective is to produce long-term capital appreciation, and current income is a secondary consideration in the selection of investments, a particular issuer's dividend history is not a primary consideration.

  Investors should be aware that since the major portion of the Fund's portfolio will normally be invested in common stocks, the Fund's net asset value may be subject to greater fluctuation than a portfolio containing a substantial amount of fixed-income securities. There can be no assurance that the primary objective of the Fund will be realized or that any income will be earned. Nor can there be any assurance that the Fund's portfolio will not decline in value.

  Except for temporary defensive purposes, the Fund intends to have at all times at least 70% of its total assets in common stocks which the Adviser believes offer opportunity for growth of capital. When the Adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Fund may invest up to 30% of its total assets in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants. Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. The Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a publicly distributed debt security is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc.). If it is downgraded below investment grade, the Fund will promptly dispose of such publicly distributed debt security. A description of the foregoing ratings is set forth in the Statement of Additional Information.

  Except for temporary defensive purposes, cash and money market instruments will be retained by the Fund only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities. The money market instruments in which the Fund may invest include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-1 or better by Standard & Poor's Corporation, commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

  Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.


  The Fund does not intend to place emphasis on short-term trading profits.
The Fund's annual portfolio turnover rate generally will not exceed 150%. The annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year, by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. High turnover (100% or more) in any year will result in the payment by the Fund from capital of above average amounts of brokerage commissions and could result in the payment by shareholders of above-average amounts of taxes on realized gains. Distributions to shareholders of such investment gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.


  The Fund will limit to 10% of its assets investments in securities of foreign issuers or in American Depository Receipts of such issuers. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's stockholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.


  Under certain circumstances the Fund may (a) invest in warrants, (b) temporarily borrow money from banks for emergency or extraordinary borrowings,
(c) pledge its assets to secure borrowings, and (d) purchase securities of other investment companies. A more complete discussion of the circumstances in which the Fund may engage in these activities is included in the Fund's Statement of Additional Information. Except for the investment policies listed in this paragraph, the investment objective and the other policies described under this caption are not fundamental policies and may be changed without shareholder approval. Such changes may result in the Fund having investment objectives different from the objectives which the shareholder considered appropriate at the time of investment in the Fund.

                             MANAGEMENT OF THE FUND


  As a Delaware business trust, the business and affairs of the Fund are managed under the direction of its Trustees. Under an investment advisory agreement (the "Agreement") with the Fund, Landis Associates, Inc. (the "Adviser"), Longwood Corporate Center, Suite 213, 415 McFarlan Road, Kennett Square, Pennsylvania 19348, furnishes continuous investment advisory services and management to the Fund. In addition to the Fund, the Adviser is the investment adviser to individual and institutional clients with substantial investment portfolios. As of September 30, 1997, the Adviser managed approximately $115 million in assets. The Adviser was organized in 1986 and is controlled by Michael L. Hershey, who is a director and the Chairman and President of the Adviser.


  The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Trustees of the Fund may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. Under the Agreement, the Adviser, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, and will pay the salaries and fees of all officers and directors of the Fund (except the fees paid to disinterested directors) and the printing and distribution cost of prospectuses mailed to persons other than existing shareholders. For the foregoing, the Adviser will receive a monthly fee of 1/12 of 1% (1.0% per annum) of the daily net assets of the Fund. The advisory fees paid in the fiscal year ended June 30, 1997 were equal to 1.0% of the Fund's average net assets.

  Michael L. Hershey, President and Chairman of the Board of the Adviser since he founded the firm in 1986, is primarily responsible for the day-to-day management of the Fund's portfolio. He has held this responsibility since the Fund commenced operations on December 2, 1992. Mr. Hershey also has served as Chairman, President, Treasurer and a Trustee of the Fund since it was organized in September, 1992.


  The Fund also has entered into an administration agreement (the "Administration Agreement") with Fiduciary Management, Inc. (the "Administrator"), 225 East Mason Street, Milwaukee, Wisconsin 53202. Under the Administration Agreement, the Administrator prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial and accounting records and generally assists in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a monthly fee of 1/12 of 0.2% (0.2% per annum) of the first $30,000,000 of the Fund's average daily net assets, 1/12 of 0.1% (0.1% per annum) of the next $30,000,000 of the Fund's average daily net assets and 1/12 of 0.05% (0.05% per annum) of the average daily net assets of the Fund in excess of $30,000,000, subject to a fiscal year minimum of $20,000.


                        DETERMINATION OF NET ASSET VALUE

  The per Share net asset value of the Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities) by the total number of its Shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in Shares of the Fund prior to that time and after the previous time as of which net asset value was determined. Accordingly, purchase orders accepted or Shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted or Shares tendered for redemption after that time will be valued as of the close of the next trading day.

  Securities traded on any national stock exchange or quoted on the Nasdaq National Market System will be valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the most recent bid price. Other securities will be valued at the most recent bid price, if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Trustees. Odd lot differentials and brokerage commissions will be excluded in calculating values.

                               PURCHASE OF SHARES

  Shares may be purchased directly from the Fund. A Share purchase application form is included at the back of this Prospectus. The price per Share is the next determined per Share net asset value after receipt of an application. Additional purchase applications may be obtained from the Fund. Purchase applications should be mailed directly to: The Henlopen Fund, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of purchase applications in the mail or with such services does not constitute receipt by Firstar Trust Company or the Fund. PLEASE DO NOT mail letters by overnight courier to the Post Office Box address. To purchase Shares by overnight or express mail, please use the following street address: The Henlopen Fund, c/o Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. All applications must be accompanied by payment in the form of a check drawn on a U.S. bank payable to The Henlopen Fund, or by direct wire transfer. Neither cash nor third-party checks will be accepted. Firstar Trust Company will charge a $20 fee against a shareholder's account for any payment check returned to the custodian. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

Funds should be
  wired to:             Firstar Bank of Milwaukee, N.A.
                        777 East Wisconsin Avenue
                        Milwaukee, Wisconsin 53202
                        ABA #075000022
                        credit: Firstar Trust Company
                        Account #112952137
                        further credit:  The Henlopen Fund
                        "name of shareholder and account number (if known)"

  The establishment of a new account or any additional purchases for an existing account by wire transfer should be preceded by a phone call to Firstar Trust Company at (800) 922-0224 to provide information for the account. A properly signed Share purchase application marked "Follow-up" must be sent for all new accounts opened by wire transfer. Applications are subject to acceptance by the Fund, and are not binding until so accepted. The Fund does not accept telephone orders for purchase of Shares and reserves the right to reject applications in whole or part. You may also invest in the Fund by purchasing Shares through a registered broker-dealer who may charge you a fee either at time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or Adviser.


  The Trustees of the Fund have established $10,000 as the minimum initial purchase (except for Individual Retirement Account ("IRA") investments, where the minimum is $2,000 ($500 for Education IRAs) and 401(k) plans which have no minimums) and $1,000 as the minimum for any subsequent purchase (except through dividend reinvestment and 401(k) plans which have no minimums and for IRA investments, where the minimum is $500), which minimum amounts are subject to change at any time. Shareholders will receive written notification at least thirty days in advance of any changes in such minimum amounts.


  Investors may purchase Shares of the Fund through programs of services offered or administered by broker-dealers, financial institutions or other service providers ("Processing Intermediaries") that have entered into agreements with the Fund. Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest directly in the Fund. Certain services of the Fund may not be available or may be modified in connection with the programs provided by Processing Intermediaries. The Fund may only accept requests to purchase additional shares into an account in which the Processing Intermediary is the shareholder of record from the Processing Intermediary.


  The Fund may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept purchase orders on the Fund's behalf. In such event, the Fund will be deemed to have received a purchase order when the Processing Intermediary accepts the customer order, and the order will be priced at the Fund's net asset value next computed after it is accepted by the Processing Intermediary.


 Processing Intermediaries may charge fees or assess other charges for the services they provide to their customers. Any such fee or charge paid directly by shareholders is retained by the Processing Intermediary and is not remitted to the Fund or the Adviser. Additionally, the Adviser and/or the Fund may pay fees to Processing Intermediaries to compensate them for the services they provide. Program materials provided by the Processing Intermediary should be read in conjunction with the Prospectus before investing in this manner. Shares of the Fund may be purchased through Processing Intermediaries without regard to the Fund's minimum purchase requirement.

  Certain Processing Intermediaries that have entered into agreements with the Fund may enter purchase orders by telephone, with payment to follow the next business day as specified in the agreement. The Fund may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Processing Intermediary to place the order with the Fund on a timely basis. If payment is not received within the time period specified in the agreement, the Processing Intermediary could be held liable for any resulting fees or losses.

                           AUTOMATIC INVESTMENT PLAN

  The Fund offers an Automatic Investment Plan whereby a shareholder may automatically make purchases of Shares on a regular, convenient basis ($100 minimum per transaction). Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account either monthly or quarterly and applies the amount to the purchase of Shares. A shareholder may make automatic withdrawals on any day he or she chooses. If such day is a weekend or holiday, the automatic withdrawal will be made on the next business day. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). No service fee is currently charged by the Fund for participating in the Automatic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account at the time of the automatic transaction. An application to establish the Automatic Investment Plan is included as part of the Share purchase application.

                              REDEMPTION OF SHARES

  A shareholder may require the Fund to redeem his or her Shares in whole or in part at any time during normal business hours. Redemption requests must be made in writing and directed to: The Henlopen Fund, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The U.S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit of redemption requests in the mail or with such services does not constitute receipt by Firstar Trust Company or the Fund. Please do not mail letters by
overnight courier to the Post Office Box address.   Redemption requests sent by
overnight or express mail should be directed to: The Henlopen Fund, c/o Firstar Trust Company, Mutual Fund Services, 3rd Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If a redemption request is inadvertently sent to the Fund, it will be forwarded to Firstar Trust Company, but the effective date of redemption will be delayed until the request is received by Firstar Trust Company. Requests for redemption by telegram and requests which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored.

  A request for redemption must be signed by the shareholder or shareholders exactly as the Shares are registered, including the signature of each joint owner, and must specify either the number of Shares or the dollar amount of Shares that are to be redeemed. If the proceeds of redemption are requested to be sent to an address or a person other than as the Shares to be redeemed are registered, each signature on the redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or any other eligible guarantor institution. Additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity or who are not natural persons. In case of any questions concerning the nature of such documentation, the Fund's transfer agent, Firstar Trust Company, should be contacted in advance at (800) 922-0224. Redemptions will not be effective or complete until all of the foregoing conditions, including receipt of all required documentation by Firstar Trust Company in its capacity as transfer agent, have been satisfied.

  Shareholders who have an IRA must indicate on their redemption requests whether or not to withhold federal income tax. Unless otherwise indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.


  The redemption price is the net asset value next determined after receipt by Firstar Trust Company in its capacity as transfer agent of the written request in proper form with all required documentation. The amount received may be more or less than the cost of the Shares redeemed. Proceeds for Shares redeemed will be mailed, wired or forwarded via Electronic Funds Transfer ("EFT") to the holder no later than the seventh day after receipt of the redemption request in proper form with all required documentation, except that when a purchase has been made by check, the Fund can hold payment on redemption until it is reasonably satisfied the check has cleared. (This may normally take up to 3 days from the purchase date for local personal or corporate checks and up to 7 days for other personal or corporate checks.) Firstar Trust Company currently charges a $12.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareholder's account. Transfers made via EFT generally will take up to 3 business days to reach the shareholder's bank account.


  Shares of the Fund purchased through programs of services offered or administered by Processing Intermediaries that have entered into agreements with the Fund may be required to be redeemed through such programs. Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who redeem shares directly through the Fund. The Fund may only accept redemption requests for an account in which the Processing Intermediary is the shareholder of record from the Processing Intermediary. The Fund may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept redemption requests on the Fund's behalf. In such event, the Fund will be deemed to have received a redemption request when the Processing Intermediary accepts the customer request, and the redemption price will be the Fund's net asset value next computed after the customer redemption request is accepted by the Processing Intermediary.


  If a shareholder instructs Firstar Trust Company in writing, redemption requests may be made by telephone by CALLING ONLY FIRSTAR TRUST COMPANY, NOT THE FUND OR ITS ADVISER, at (800) 922-0224 or (414) 765-4124, provided the redemption proceeds are to be mailed, wired or forwarded via EFT to the shareholder's address or bank of record as shown on the records of the transfer agent. Proceeds redeemed by telephone will be mailed, wired or forwarded via EFT to an address or account other than that shown on the records of the transfer agent only if such has been prearranged by a written request sent via mail or facsimile copy to Firstar Trust Company. Such a request must be signed by the shareholder with signatures guaranteed as described above. Additional documentation may be requested from those who hold shares in a fiduciary or representative capacity or who are not natural persons. A shareholder may change his address by calling Firstar Trust Company at (800) 922-0224 or (414) 765-4124. Any written redemption requests received within 30 days after an address change, whether such address change is made in writing or by telephone, must be accompanied by a signature guarantee. In addition, no telephone redemptions will be allowed within 30 days of an address change. The Fund reserves the right to refuse a telephone redemption request if it is believed advisable to do so. Redemption by telephone is not available for IRA accounts. PROCEDURES FOR TELEPHONE REDEMPTIONS MAY BE MODIFIED OR TERMINATED AT ANY TIME BY THE FUND OR FIRSTAR TRUST COMPANY. Neither the Fund nor Firstar Trust Company will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. In the event a shareholder cannot contact Firstar Trust Company by telephone, he or she should make a redemption request in writing in the manner set forth above.


  To accommodate the current cash needs of investors, the Fund offers a SYSTEMATIC WITHDRAWAL PLAN pursuant to which a shareholder who owns Shares worth at least $50,000 at current net asset value may provide that a fixed sum ($500 minimum) will be distributed to him at regular intervals. A shareholder may make systematic withdrawal payments on any day he or she chooses. If such day is a weekend or holiday, the automatic withdrawal will be made on the next business day. Investors may elect to have such payments automatically deposited in their checking or savings accounts via wire or EFT. Firstar Trust Company currently charges a $12.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareholder's account. See the Share purchase application form included at the back of this Prospectus for further information. In electing to participate in the Systematic Withdrawal Plan, investors should realize that within any given period the appreciation of their investment in the Fund may not be as great as the amount withdrawn. A more complete discussion of the Systematic Withdrawal Plan is included in the Fund's Statement of Additional Information.


  The right to redeem Shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

                                 RETIREMENT PLANS


  The Fund offers the following retirement plans that may be funded with purchases of Shares and may allow investors to shelter some of their income from taxes:

INDIVIDUAL RETIREMENT ACCOUNTS


  Individual shareholders may establish their own tax-sheltered Individual Retirement Acccount ("IRA"). The Fund currently offers a Traditional IRA and, effective January 1, 1998, the Fund will offer three types of IRAs, including the Traditional IRA, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.



  Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.


  Roth IRA. In a Roth IRA (sometimes known as American Dream IRA), amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.


  For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.


  Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18. The maximum annual contribution is $500 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes, neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.


  Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

SIMPLIFIED EMPLOYEE PENSION PLAN


  A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase Shares with tax deductible contributions not exceeding annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $160,000 per year). The $160,000 compensation limit applies for 1998 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA


  An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $6,000 per year to the SIMPLE IRA. The $6,000 limit applies for 1997 and is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the early distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLEIRA; and (5) amounts withdrawn during the first two years of participation in a SIMPLE IRA may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(b)(7) CUSTODIAL ACCOUNT


  A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended ("Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in Shares of the Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

DEFINED CONTRIBUTION RETIREMENT PLAN (401(k))


  A prototype defined contribution plan is available for employers who wish to purchase Shares of the Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The limit on employee salary reduction contributions is $9,500 annually (as adjusted for cost-of-living increases) although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. The Fund has received an opinion letter from the IRS holding that the form of the prototype defined contribution retirement plan is acceptable under Section 401 of the Code. The maximum annual contribution that may be allocated to the account of any participant is generally the lesser of $30,000 or 25% of compensation (earned income). Compensation in excess of $160,000 (as periodically indexed for cost-of-living increases) is disregarded for this purpose. The maximum amount that is deductible by the employer depends upon whether the employer adopts both the profit sharing and money purchase components of the plan, or only one component.


RETIREMENT PLAN FEES


  Firstar Trust Company, Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. Firstar invests all cash contributions, dividends and capital gains distributions in shares of the Fund. For such services, the following fees are charged against the accounts of participants; $12.50 annual maintenance fee per participant account; $15 for transferring to a successor trustee or custodian; $15 for distribution(s) to a participant; and $15 for refunding any contribution in excess of the deductible limit. Firstar's fee schedule may be changed upon written notice.

  Requests for information and forms concerning the retirement plans should be directed to the Fund. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax advisor regarding the retirement plans is recommended.

                             DIVIDEND REINVESTMENT


  Shareholders may elect to have all income dividends and capital gains distributions reinvested or paid in cash, or to have dividends reinvested and capital gains distributions paid in cash or capital gains distributions reinvested and income dividends paid in cash. Shareholders having dividends and/or capital gains distributions paid in cash may choose to have such amounts automatically deposited to their checking or savings accounts via EFT.
Transfers via EFT generally will take up to 3 business days to reach the shareholder's bank account. See the Share purchase application form included at the back of this Prospectus for further information. If a shareholder does not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional Shares calculated to the nearest 1,000th of a Share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to the shareholder's account on the dividend payment date. Shareholders will be advised of the number of Shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all Shares registered in the same name, including those previously purchased. See "DIVIDENDS, DISTRIBUTIONS AND TAXES" for tax consequences.

  A shareholder may change an election at any time by notifying the Fund in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The Fund may modify or terminate its dividend reinvestment program at any time on thirty days' written notice to participants.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


  The Fund will endeavor to qualify as a "regulated investment company" under Subchapter M of the Code. Pursuant to the qualification requirements of Subchapter M, the Fund intends to distribute substantially all of its net investment income to its shareholders annually. The Fund also intends to distribute substantially all of its net capital gains less available capital loss carryovers annually and other income to reduce or avoid federal income and excise taxes. For federal income tax purposes, distributions by the Fund, whether invested in additional Shares or received in cash, will be taxable to the Fund's shareholders unless the shareholder is exempt from federal taxation. Shareholders will be notified annually as to the federal tax status of dividends and distributions.


  Distributions and redemptions may also be taxed under state and local tax laws. Investors are advised to consult their tax adviser concerning the application of state and local taxes.

                             BROKERAGE TRANSACTIONS

  The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of the Fund's portfolio securities. In placing purchase and sale orders for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.


  The Agreement permits the Adviser to pay a broker which provides brokerage and research services to the Adviser a commission for effecting securities transactions in excess of the amount another broker would have charged for executing the transaction, provided the Adviser believes this to be in the best interests of the Fund. The Fund may place portfolio orders with broker-dealers who recommend the purchase of Shares to clients, if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers, and may allocate portfolio brokerage on that basis.

                               CAPITAL STRUCTURE

  The Fund's authorized capital consists of an unlimited number of Shares. Shareholders are entitled: (i) to one vote per full Share; (ii) to such distributions as may be declared by the Fund's Trustees out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the Shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees. Consequently, the holders of more than 50% of the Shares voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any persons as Trustees. The Fund does not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the Investment Company Act of 1940. The Fund's Trust Instrument contains provisions for the removal of Trustees by the shareholders.

  The Shares are redeemable and are transferable. All Shares issued and sold by the Fund will be fully paid and nonassessable. Fractional Shares entitle the holder of the same rights as whole Shares. Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund's transfer agent and dividend disbursing agent.

  The Fund will not issue certificates evidencing Shares purchased. Each shareholder's account will be credited with the number of Shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of Shares.

  Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of Shares, each of which shall be authorized to issue an unlimited number of Shares. In addition, the Trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued Shares of any series. In the event that more than one series is established, each Share outstanding, regardless of series, would still entitle its holder to one (1) vote. As a general matter, Shares would be voted in the aggregate and not by series, except where class voting would be required by the Investment Company Act of 1940 (e.g., change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of Shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series' share of the general liabilities of the Fund in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a Share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on Shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the Fund, the shareholders of each series would be entitled, out of the assets of the Fund available for distribution, to the assets belonging to that series.

  The Fund's Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. The Trust Instrument provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Trust Instrument also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

  The Trust Instrument further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                              SHAREHOLDER REPORTS


  Shareholders will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends June 30, with an annual report containing audited financial statements. Shareholders who have questions about the Fund should write to: The Henlopen Fund, Longwood Corporate Center, Suite 213, 415 McFarlan Road, Kennett Square, Pennsylvania 19348, Attention: Corporate Secretary, or call (610) 925-0400. Questions about individual accounts may be directed toll free to Firstar Trust Company at (800) 922-0224.

                            PERFORMANCE INFORMATION

  The Fund may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual compounded rate of return as well as its total return and cumulative total return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return and cumulative total return similarly reflect net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Fund for the stated period, assuming the reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return figures are not annualized or compounded and represent the aggregate percentage of dollar value change over the period in question. Cumulative total return reflects the Fund's total return since inception. An investor's principal in the Fund and the Fund's return are not guaranteed and will fluctuate according to market conditions.

  The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Lipper Analytical Services, Inc., Morningstar, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. and Morningstar, Inc. are independent fund ranking services that rank mutual funds based upon total return performance.) The Fund may also compare its performance to the Dow Jones Industrial Average, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index ("S&P 500 Index") and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


  Fiscal 1997 saw a continuation of the extremely favorable economic and financial environment that has formed the investment backdrop for the last several years. Economically, GDP growth exceeded 3% during the period, while expanding world trade, a strong dollar and a stable global political environment all contributed to the investor's feeling of well being. Financially, corporate profits remained robust while long term interest rates generally declined. These factors provided a strong stimulus for the continuation of the positive trend in stock prices.


  Throughout the year, money flows into equity mutual funds exceeded $15 billion/month and were a primary driver of increasing equity prices. From July 1996 to March 1997, much of this money flowed into index funds, which purchase mostly large capitalization companies. These money flows resulted in a market where large companies generally outperformed smaller ones of the type in which the Fund invests. Since April 1997, however, smaller companies have appreciated considerably and the valuation discrepancy between larger and smaller companies has diminished. During this period the Fund's investment performance improved as well.


  The Fund appreciated 5.0% for the fiscal year ended June 30, 1997. Throughout this period we maintained our strategy and our investment discipline. We continue to believe that superior long-term results will be generated by our approach. For the three years ending June 1997, the Fund has appreciated at an annual compounded rate of +22.9%. We look to invest in companies that have attained leadership positions within their market niches and are generating strong revenue and earnings growth. We will maintain a balanced, diversified portfolio and will exercise our established valuation and selection disciplines.



            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HENLOPEN FUND, S&P 500 INDEX AND LIPPER GROWTH FUND INDEX


          The Henlopen Fund       S&P 500 Index      Lipper Growth Fund Index
 12/2/92*<F10>      $10,000             $10,000                       $10,000
 12/31/92           $10,010             $10,162                       $10,204
 3/31/93            $10,821             $10,600                       $10,507
 6/30/93            $11,562             $10,643                       $10,661
 9/30/93            $12,450             $10,928                       $11,173
 12/31/93           $12,999             $11,183                       $11,426
 3/31/94            $12,760             $10,754                       $11,084
 6/30/94            $12,126             $10,792                       $10,841
 9/30/94            $12,853             $11,330                       $11,373
 12/31/94           $12,644             $11,325                       $11,246
 3/31/95            $13,583             $12,432                       $12,059
 6/30/95            $15,493             $13,600                       $13,350
 9/30/95            $17,819             $14,693                       $14,562
 12/31/95           $17,453             $15,576                       $14,855
 3/31/96            $19,233             $16,413                       $15,590
 6/30/96            $21,442             $17,140                       $16,109
 9/30/96            $21,024             $17,670                       $16,568
 12/31/96           $21,182             $19,143                       $17,259
 3/31/97            $20,072             $19,656                       $17,199
 6/30/97            $22,519             $23,088                       $19,916

*<F10>December 2, 1992 inception date

AVERAGE ANNUAL TOTAL RETURN
1-YEAR 5.0%
since inception 12/2/92 19.4%

Past performance is not predictive of future performance.





                               THE HENLOPEN FUND
                           SHARE PURCHASE APPLICATION
                       Minimum Initial Investment $10,000
                      Minimum Subsequent Investment $1,000

-----  This is a follow-up application
(Investment by wire transfer. See page 6 of the Prospectus.)

Mail Completed Application to:
The Henlopen Fund
c/o Firstar Trust Company
Mutual Fund Services
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Overnight Express Mail to:
The Henlopen Fund
c/o Firstar Trust Company
Mutual Fund Services, 3rd Floor
615 E. Michigan Street
Milwaukee, Wisconsin  53202

Use this form for individual, custodial, trust, profit-sharing or pension plan accounts, including self-directed IRA and 401(k) plans. DO NOT USE THIS FORM FOR THE HENLOPEN FUND-SPONSORED 401(K), 403(B)(7), IRA, SEP-IRA, SIMPLE IRA OR DEFINED CONTRIBUTION PLANS (KEOGH OR CORPORATE PROFIT-SHARING AND MONEY-PURCHASE) WHICH REQUIRE FORMS AVAILABLE FROM THE FUND. For information please call 1-800-922-0224 or 1-414-765-4124.


A. INVESTMENT Please indicate the amount you wish to invest $ ---------------- ($10,000 minimum)
------ By check enclosed payable to The Henlopen Fund Amount $ -------------- ------ By wire (call first): 1-800-922-0224 or 1-414-765-4124 to set up account.
Indicate total amount and date of wire $ ----------------  Date --------------


B. REGISTRATION
---  Individual

------------------ -----    ---------------------------------------------------
FIRST NAME          M.I.    LAST NAME    SOCIAL SECURITY #     BIRTHDATE
                                                               (Mo/Dy/Yr)

---  Joint Owner*<F1>
------------------ -----    ---------------------------------------------------
FIRST NAME          M.I.    LAST NAME    SOCIAL SECURITY #     BIRTHDATE
                                                                 (Mo/Dy/Yr)

*<F1>Registration will be Joint Tenancy with Rights of Survivorship (JTWROS) unless otherwise specified.

---  Gift to Minors

--------------------------------------------   ------   -----------------------
CUSTODIAN'S FIRST NAME (ONLY ONE PERMITTED)      M.I.   LAST NAME

--------------------------------------------   ------   -----------------------
MINOR'S FIRST NAME (ONLY ONE PERMITTED)          M.I.   LAST NAME

-------------------------   ----------------------------   --------------------
MINOR'S SOCIAL SECURITY #   MINOR'S BIRTHDATE (Mo/Dy/Yr)   STATE OF RESIDENCE

---  Corporation**<F2>
(including Corporate
Pension Plans),**<F2>
Trust, Estate or
Guardianship

-------------------------------------------------------------------------------
NAME OF TRUSTEE(S) (IF TO BE INCLUDED IN REGISTRATION)***<F3>

---  Partnership***<F3>

-------------------------------------------------------------------------------
NAME OF TRUST/CORPORATION**/PARTNERSHIP

---  Other Entity***<F3>

---------------------------------     -----------------------------------------
SOCIAL SECURITY #/TAX ID #             DATE OF AGREEMENT (Mo/Dy/Yr)

**<F2>Corporate Resolution is required. ***<F3>Additional documentation and certification may be requested.


C.MAILING ADDRESS

-------------------------------------------------------   --------------------
STREET                                                     APT/SUITE

-------------------------------------------  --------------------  ------------
CITY                                          STATE                  ZIP

-------------------------------------------    --------------------------------
DAYTIME PHONE #                                   EVENING PHONE #
---  Duplicate Confirmation to:

---------------------------------------------   --------   --------------------
FIRST NAME                                         MI           LAST NAME

-------------------------------------------------------   --------------------
STREET                                                     APT/SUITE

-------------------------------------------  --------------------  ------------
CITY                                          STATE                  ZIP

D. DISTRIBUTION OPTIONS

Capital gains & dividends will be reinvested if no option is selected.

Capital Gains & Dividends    Capital Gains & Dividends
Reinvested   -----                  in Cash  M

Capital Gains in Cash &      Capital Gains Reinvested &
Dividends Reinvested ----      Dividends in Cash -----

If the distribution is to be paid in cash, specify payment method below:
----   Send check to mailing address in Section C.
----   Automatic deposit to my bank account via Electronic Funds Transfer
("EFT"). May take up to 3 business days to reach your bank account (complete bank information following).

Your signed Application must be received at least 15 business days prior to initial transaction.

An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your Application.

------------------------------------------------------------------------------
NAME(S) ON BANK ACCOUNT

---------------------------------------     ----------------------------------
BANK NAME                                   ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS
To ensure proper crediting of your bank account, please attach a voided check or a deposit slip.

E. AUTOMATIC INVESTMENT PLAN

   Your signed application must be received at least 15 business days prior to initial transaction. Attach an unsigned, voided check (for checking accounts) or a savings account deposit slip and complete this form. I would like to establish an Automatic Investment Plan for The Henlopen Fund as described in the Prospectus. Based on these instructions, Firstar Trust Company as Transfer Agent for The Henlopen Fund, will automatically transfer money directly from my checking, NOW or savings account to purchase shares in The Henlopen Fund. I understand if the automatic purchase cannot be made due to insufficient funds, stop payment or any other reason, a $20 fee will be assessed.

Please indicate the day of debit from bank account ---------------- (if not indicated then the 25th of the month will be selected)

Start Date (month & year) -------------------    --- Monthly      --- Quarterly
Indicate amount to be withdrawn from my bank account $------------------------ (minimum $100)

------------------------------------------------------------------------------
NAME(S) ON BANK ACCOUNT

-----------------------------------------    ---------------------------------
BANK NAME                                     ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS

------------------------------------------------------------------------------
SIGNATURE OF BANK ACCOUNT OWNER              SIGNATURE OF JOINT OWNER (if any)
An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your application.


E. TELEPHONE REDEMPTION OPTIONS
(800) 922-0224 or
(414) 765-4124
Your signed Application must be received at least 15 business days prior to initial transaction.

An unsigned voided check (for chicking accounts) or a savings account deposit slip is required with your Application.

I (we) authorize The Henlopen Fund, to act upon my (our) telephone instructions to redeem shares from this account. Please check all that may apply.
---  The proceeds will be mailed to the address in Section C.
--- By wire. The proceeds of any redemption may be wired to your bank (complete bank information below). A wire fee of $12.00 will be charged.
--- By EFT. Proceeds generally take up to 3 business days to reach your bank (complete bank information below).

------------------------------------------------------------------------------
NAME(S) ON BANK ACCOUNT

------------------------------------------------------------------------------
BANK NAME                                                 ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS
To ensure proper crediting of your bank account, please attach a voided check or a deposit slip.


G. SYSTEMATIC WITHDRAWALS

A balance of at least $50,000 is required for this option.

I would like to withdraw from The Henlopen Fund $ --------------- ($500 minimum) as follows:
--- I would like to have payments made to me on or about the ---------- day of each month, or
---  I would like to have payments made to me on or about the          day of
the months that I have circled below:
Jan.   Feb.   Mar.   Apr.   May   June   July   Aug.  Sept.   Oct.   Nov.  Dec.
--- I would like to have payments automatically deposited to my bank account. Complete bank account information below. (A check will be mailed to the address in Section C if this box is not checked.)

------------------------------------------------------------------------------
NAME(S) ON BANK ACCOUNT

------------------------------------------------------------------------------
BANK NAME                                               ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS
To ensure proper crediting of your bank account, please attach a voided check or a deposit slip.


H. SIGNATURE AND CERTIFICATION REQUIRED BY THE INTERNAL REVENUE SERVICE

Neither the Fund nor its transfer agent will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed.

By selecting the options in Section (E, F or G), I hereby authorize the Fund to initiate debits/credits to my account at the bank indicated and for the bank to debit/credit the same to such account through the Automated Clearing House ("ACH") system.

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

---------------------------------------   ------------------------------------
DATE (Mo/Dy/Yr)                           SIGNATURE OF OWNER*<F4>

---------------------------------------   ------------------------------------
DATE (Mo/Dy/Yr)                           SIGNATURE OF CO-OWNER, if any

*<F4>If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title on space provided below.

------------------------------------------------------------------------------
PRINT NAME AND TITLE OF OFFICER SIGNING FOR A CORPORATION OR OTHER ENTITY




                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                             3100 Multifoods Tower
                             33 South Sixth Street
                         Minneapolis, Minnesota  55402

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202



                               THE HENLOPEN FUND
                           Longwood Corporate Center
                                   Suite 213
                               415 McFarlan Road
                       Kennett Square, Pennsylvania 19348
                                 (610) 925-0400

   STATEMENT OF ADDITIONAL INFORMATION          October 31, 1997



                                THE HENLOPEN FUND
                            Longwood Corporate Center
                                    Suite 213
                                415 McFarlan Road
                       Kennett Square, Pennsylvania  19348



             This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of The Henlopen Fund dated October 31, 1997. Requests for copies of the Prospectus should be made in writing to The Henlopen Fund, Longwood Corporate Center, Suite 213, 415 McFarlan Road, Kennett Square, Pennsylvania 19348, Attention:
   Corporate Secretary or by calling (610) 925-0400.


                      THE HENLOPEN FUND

                      Table of Contents

                                                      Page No.


   Investment Restrictions ........................       1

   Trustees and Officers of the Fund ..............       3

   Ownership of Management and Principal
     Shareholders..................................       6

   Investment Adviser and Administrator............       7

   Determination of Net Asset Value ...............       9

   Systematic Withdrawal Plan .....................       9

   Allocation of Portfolio Brokerage ..............       10

   Performance Information.........................       11

   Custodian ......................................       13

   Taxes ..........................................       13

   Shareholder Meetings ...........................       14

   Independent Accountants ........................       15

   Financial Statements ...........................       15

   Description of Securities Ratings...............       15




        No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated October 31, 1997, and, if given or made, such information or representations may not be relied upon as having been authorized by The Henlopen Fund.

             This Statement of Additional Information does not constitute an offer to sell securities.


                             INVESTMENT RESTRICTIONS

             As set forth in the prospectus dated October 31, 1997, of The Henlopen Fund (the "Fund") under the caption "Investment Objective and Policies", the primary investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks. Current income is a secondary investment objective. Consistent with its investment objectives, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

             1. The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets.

             2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets and will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the Fund's net assets. The Fund will not purchase securities while it has any outstanding borrowings.

             3. The Fund will not lend money, except by purchasing publicly distributed debt securities or entering into repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the Fund's total assets. The Fund will not lend its portfolio securities.

             4. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

             5. The Fund will not make investments for the purpose of exercising control or management of any company.

             6. The Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Investment Company Act of 1940 (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.)

             7. The Fund will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government securities, in securities issued by companies engaged in the same industry.

             8. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

             9. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

             10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

             11. The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development program.

             12. The Fund will not purchase or sell real estate or real estate mortgage loans.

             13. The Fund will not purchase or sell commodities or commodities contracts, including futures contracts.

                        TRUSTEES AND OFFICERS OF THE FUND

             The name, age, address, principal occupations during the past five years and other information with respect to each of the trustees and officers of the Fund are as follows:


   MICHAEL L. HERSHEY*

   Longwood Corporate Center
   Suite 213
   415 McFarlan Road
   Kennett Square, Pennsylvania  19348


   (CHAIRMAN, PRESIDENT
   AND A TRUSTEE OF THE FUND)


             Mr. Hershey, age 58, is President and Chairman of the Board of Landis Associates, Inc., an investment advisory firm which he founded in 1986. Prior to that time, he served as President of Kalmar Investments, Inc., an investment advisory firm, from 1982 to 1986. Mr. Hershey attended Princeton University from 1956 to 1961. He has served as a director of Nematron Corporation, a manufacturer of industrial computers, since March, 1995.

   ROBERT J. FAHEY, JR.

   2 Logan Square
   20th Floor
   Philadelphia, Pennsylvania

   (TRUSTEE)


             Mr. Fahey, age 39, joined Cushman & Wakefield, a commercial real estate services firm and a Rockefeller Group Company, in 1985. He presently serves as a Director and Manager of Real Estate Investment Banking of Cushman & Wakefield's Financial Services Group in its Philadelphia, Pennsylvania office. Prior to joining Cushman & Wakefield, Mr. Fahey was associated for three years with Strouse, Greenberg & Co., Inc. as an Associate in the Mortgage Banking Group. Mr. Fahey graduated from Temple University in 1981 and is a candidate in the Masters of Business Administration program at Temple University. He is currently a part-time instructor of real estate finance in the graduate program at Temple. He is a member of the Urban Land Institute, the Mortgage Bankers Association, the National Association of Realtors and The World Affairs Council.

   __________________

   * Mr. Michael L. Hershey and Dr. Stephen L. Hershey are trustees who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.


   STEPHEN L. HERSHEY, M.D.*

   4745 Stanton-Ogletown Road
   Suite 225
   Newark, Delaware

   (TRUSTEE)


             Dr. Hershey, age 56, has been associated with First State Orthopaedic Consultants, P.A. (formerly Wilmington Orthopaedic Consultants, P.A.) since 1978. He graduated from Kenyon College in 1963 and received his M.D. from Jefferson Medical College in 1968. He is a member of the American Medical Association, the American Academy of Orthopaedic Surgeons, the American College of Surgeons, the Southern Medical Association, the Jefferson Orthopaedic Society, the Delaware Society of Orthopaedic Surgeons (charter member), the New Castle County Medical Society and the Medical Society of Delaware.


   PAUL J. LARSON, C.F.A.

   Longwood Corporate Center
   Suite 213
   415 McFarlan Road
   Kennett Square, Pennsylvania  19348

   (VICE PRESIDENT AND TREASURER)

             Mr. Larson, age 52, has been Vice President and Treasurer of the Fund since August, 1997. He joined Landis Associates, Inc., the Fund's investment adviser, as an investment manager in July, 1997. Prior to such time, he was an investment advisor with Kalmar Investments, Inc. from April, 1995 to October, 1996. From June, 1993 to April, 1995 he was employed by Ashford Capital Management as an investment advisor. From December, 1984 to August, 1993, Mr. Larson was employed by YMCA Retirement
   Fund, most recently as a Retirement Fund Manager.   Mr. Larson received
   his B.S. degree from Rensselaer Polytechnic Institute in 1967 and his M.S. degree in 1968 also from Rensselaer Polytechnic Institute. He received his Chartered Financial Analyst designation in 1976.


   __________________

   * Mr. Michael L. Hershey and Dr. Stephen L. Hershey are trustees who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.



   P. COLEMAN TOWNSEND, JR.

   919 N. Market Street
   Mellon Bank Center, Suite 420
   Wilmington, Delaware  19801

   (TRUSTEE)

             Mr. Townsend, age 51, has been the President and Chief Executive Officer of Townsends, Inc., an agricultural business, since 1984. He graduated from the University of Delaware in 1969. Mr. Townsend is presently a member of the Board of Directors of the Baltimore Trust Company and the National Broiler Council. He is also a member of the Board of Visitors of Delaware State University and a member of the Foundation Board of Beebe Medical Center.



   LORENZO A. VILLALON

   Longwood Corporate Center
   Suite 213
   415 McFarlan Road
   Kennett Square, Pennsylvania  19348

   (VICE PRESIDENT AND SECRETARY)

             Mr. Villalon, age 46, has been Vice President and Secretary of the Fund since August, 1997. He was Vice President and Treasurer of the Fund from July, 1996 to August, 1997. He also has served as a research analyst with Landis Associates, Inc., the Fund's investment adviser, since November, 1995. Prior to such time, he was a research analyst with Friess Associates, Inc. from June, 1992 to November, 1995. From May, 1979 to May, 1992, he was employed by J.P. Morgan & Co., most recently as Vice President. Mr. Villalon received his B.A. degree from Haverford College and his M.B.A. degree from Wharton Graduate School.




   CAMILLE F. WILDES

   225 East Mason Street
   Milwaukee, Wisconsin  53202

   (VICE PRESIDENT/COMPLIANCE OFFICER)


             Ms. Wildes, age 45, is a Vice President of Fiduciary Management, Inc., the Fund's Administrator, and has been employed by such firm in various capacities since December, 1982.

             The Fund's standard method of compensating trustees is to pay each trustee who is not an officer of the Fund a fee of $250 for each meeting of the trustees attended. The Fund also may reimburse its trustees for travel expenses incurred in order to attend meetings of the trustees. During the fiscal year ended June 30, 1997, the Fund paid a total of $750 in fees to trustees who were not officers of the Fund. Mr. Michael L. Hershey and Dr. Stephen L. Hershey are brothers. The table below sets forth the compensation paid by the Fund to each of the current trustees of the Fund during the fiscal year ended June 30, 1997:


                               COMPENSATION TABLE

              Name of                                                                 Estimated Annual              Total
               Person                   Aggregate       Pension or Retirement           Benefits Upon            Compensation
                                      Compensation      Benefits Accrued As              Retirement             from Fund Paid
                                        from Fund       Part of Fund Expenses                                     to Trustees

    Michael L. Hershey                     $0                     $0                         $0                       $0

    Robert J. Fahey, Jr.                  $250                    $0                         $0                      $250

    Stephen L. Hershey, M.D.              $250                    $0                         $0                      $250

    P. Coleman Townsend, Jr.              $250                    $0                         $0                      $250


               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

             Set forth below are the names and addresses of all holders of the Fund's shares who as of September 30, 1997 beneficially owned more than 5% of the Fund's then outstanding shares, as well as the number of shares of the Fund beneficially owned by all officers and directors of the Fund as a group.


     Name and Address
   of Beneficial Owner              Number of Shares    Percent of Class

   Wilmington Trust Co., Custodian    490,944(1)(2)       25.52%
   FBO J. Eric May Trust
   c/o Mutual Funds
   1100 North Market Street
   Wilmington, DE  19890-0001

   Patterson & Co.                    272,739(2)          14.18%
   c/o Corestates Bank
   P. O. Box 7829
   Philadelphia, PA  19101-7829

   Wilmington Trust Co., Trustee       111,278(2)          5.79%
   Richards Layton & Finger Money
   Purchase Pension Plan Dated 4/27/79
   FBO R. Franklin Balotti #31896
   1100 N. Market Street
   Wilmington, DE  19890-0001
   Officers and Trustees as
   a Group (7 persons)                 56,405 (3)          2.93%
   ___________________


   (1)  Excludes 81,255 shares held by Wilmington Trust Company, Trustee, FBO
        J. Eric May Charitable Remainder Trust dated May 30, 1995.

   (2) Consists solely of shares in one or more accounts managed by the Adviser and over which the Adviser has investment authority.


   (3) Excludes 1,015,454 shares in accounts managed by the Adviser and over which the Adviser has investment authority.



             By virtue of its share ownership, Wilmington Trust Company, as custodian FBO J. Eric May Trust, is deemed to control the Fund. In combination with the holders of more than 24.48% of the Fund's outstanding shares, it owns sufficient shares to approve or disapprove all matters brought before the Fund's shareholders.

                      INVESTMENT ADVISER AND ADMINISTRATOR

             As set forth in the Prospectus under the caption "Management of the Fund" the investment adviser to the Fund is Landis Associates, Inc. (the "Adviser"). Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory
   Agreement") the Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser is controlled by Michael L. Hershey, who owns 80% of its outstanding capital stock. Mr. Hershey is also Chairman, President, Treasurer and a trustee of the Fund. Dr. Stephen L. Hershey is a director of the Adviser.

             The Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund will also pay the fees of trustees who are not officers of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

             The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Common Stock is qualified for sale. As of the date of this Statement of Additional Information the shares of the Fund are not qualified for sale in any state that imposes an expense limitation. The Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.

             In addition to any reimbursement required under the most restrictive applicable expense limitation of state securities commissions described above, the Adviser has voluntarily undertaken to reimburse the Fund for expenses in excess of 2.0% of average net assets. Such voluntary reimbursements to the Fund may be modified or discontinued at any time by the Adviser.

             For services provided by the Adviser under the Advisory Agreement for the fiscal years ended June 30, 1997, 1996 and 1995, the Fund paid the Adviser $286,734, $181,554 and $91,873, respectively. No reimbursement was made during the fiscal years ended June 30, 1997, 1996 and 1995.

             The Advisory Agreement will remain in effect for as long as its continuance is specifically approved at least annually, by (i) the trustees of the Fund, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund, and
   (ii) by the vote of a majority of the trustees of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the trustees of the Fund or by vote of a majority of the Fund's shareholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Fund and that it shall be automatically terminated if it is assigned.

             As set forth in the Prospectus under the caption "Management of the Fund," the administrator to the Fund is Fiduciary Management, Inc. (the "Administrator"). The administration agreement entered into between the Fund and the Administrator (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the trustees of the Fund upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Fund. For the fiscal years ended June 30, 1997, 1996 and 1995, the Fund paid the Administrator $56,926, $36,311 and $18,374, respectively, pursuant to the Administration Agreement.

             The Advisory Agreement and the Administration Agreement provide that the Adviser and Administrator, as the case may be, shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement and the Administration Agreement also provide that the Adviser and Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                        DETERMINATION OF NET ASSET VALUE

             As set forth in the Prospectus under the caption "Determination of Net Asset Value," the net asset value of the Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                           SYSTEMATIC WITHDRAWAL PLAN

             A shareholder who owns Fund shares worth at least $50,000 at the current net asset value may, by completing either the appropriate portion of the share purchase application included in the Prospectus or an application which may be obtained from Firstar Trust Company, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the shareholder at regular intervals. To establish the Systematic Withdrawal Plan, the shareholder deposits Fund shares with the Fund and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the shareholder out of the account.

             The minimum amount of a withdrawal payment is $500. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made monthly or quarterly on any day a shareholder chooses. If that day is a weekend or holiday, such redemption will be made on the next business day. The shareholder may elect to have payments automatically deposited to his or her checking or savings account. Establishment of a Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional Fund shares in his account at any time.

             Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

             The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Trust Company in writing prior to the fifteenth day of the month preceding the next payment.

                        ALLOCATION OF PORTFOLIO BROKERAGE

             Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's trustees. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Fund does not intend to market its shares through intermediary broker-dealers. However, the Fund may place portfolio orders with broker-dealers who recommend the purchase of shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

             In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion. Brokerage commissions paid by the Fund during the fiscal years ended June 30, 1997, 1996 and 1995, respectively, totaled $83,895 on total transactions of $28,175,647, $55,895 on total transactions of $19,027,798, and $31,531 on total transactions of $6,291,313. During the fiscal year ended June 30, 1997, the Adviser did not allocate brokerage for the Fund based on research provided by brokers.

                             PERFORMANCE INFORMATION

             Any total rate of return quotation for the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during such period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

             The foregoing computation may also be expressed by the following formula:

                                  P(1+T)n = ERV

             P = a hypothetical initial payment of $1,000

             T = average annual total return

             n = number of years

     ERV          =   ending redeemable value of a hypothetical $1,000
                      payment made at the beginning of the stated periods at the end of the stated periods.


   An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period. The calculation assumes reinvestment of all dividends and distributions and reflects the effect of all recurring fees. The Fund's average annual compounded rate of return for the one year ended June 30, 1997 was 5.02% and for the period from December 2, 1992 (commencement of operations) through June 30, 1997 was 19.41%.


          The results below show the value of an assumed initial investment in the Fund of $10,000 made on December 2, 1992 through June 30, 1997, assuming reinvestment of all dividends and distributions.

                                        Value of
                                        $10,000        Cumulative
             June 30,                  Investment       % Change

               1993                    $ 11,562          15.62%
               1994                    $ 12,126          21.26%
               1995                    $ 15,494          54.94%
               1996                    $ 21,442         114.42%
               1997                    $ 22,519         125.19%

          The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the period from December 2, 1992 to June 30, 1994 to keep the Fund's total fund operating expenses at or below 2.0%. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

                                    CUSTODIAN

          Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Fund. As such, Firstar Trust Company holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Trust Company does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. Firstar Trust Company also acts as the Fund's transfer agent and dividend disbursing agent.


                                      TAXES

          As set forth in the Prospectus under the caption "Dividends, Distributions and Taxes, the Fund will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended.


          Dividends from the Fund's net investment income and distributions from the Fund's net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional Fund shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund's gross income.

          Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

          The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

          This section is not intended to be a full discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              SHAREHOLDER MEETINGS

          It is contemplated that the Fund will not hold an annual meeting of shareholders in any year in which the election of trustees is not required to be acted on by shareholders under the Investment Company Act of 1940. The Fund's Trust Instrument and Bylaws also contain procedures for the removal of trustees by the Fund's shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares, remove any trustee or trustees.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause
   (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, 3100 Multifoods Tower, 33 South Sixth Street, Minneapolis, Minnesota 55402, currently serves as the independent accountants for the Fund.

                              FINANCIAL STATEMENTS

          The following financial statements are incorporated by reference to the Annual Report, dated June 30, 1997, of The Henlopen Fund (File No. 811-7168), as filed with the Securities and Exchange Commission on August 6, 1997:

               Statement of Net Assets
               Statement of Operations
               Statements of Changes in Net Assets
               Financial Highlights
               Notes to Financial Statements
               Report of Independent Accounts

                        DESCRIPTION OF SECURITIES RATINGS

          As set forth in the Prospectus under the caption "Investment Objective and Policies," the Fund may invest up to 30% of its total assets in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

          Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

          The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

          The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.  Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

          AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

          Moody's Bond Ratings.

          Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                                     PART C

                                OTHER INFORMATION


   Item 24.    Financial Statements and Exhibits


     (a.) Financial Statements (Financial Highlights included in Part A and all incorporated by reference to the Annual Report, dated June 30, 1997 (File No. 811-7168), of The Henlopen Fund (as filed with the Securities and Exchange Commission on August 6, 1997))

     (b.) Exhibits

          (1.1)     Registrant's Certificate of Trust

          (1.2)     Registrant's Trust Instrument

          (2)       Registrant's Bylaws, as amended

          (3)       None

          (4)       None

          (5)       Investment Advisory Agreement

          (6)       None

          (7)       None

          (8)       Custodian Agreement with Firstar Trust Company

          (9.1)     Administration Agreement with Fiduciary Management, Inc.

          (9.2)     Transfer Agent Agreement with Firstar Trust Company

          (10)      Opinion of Foley & Lardner, counsel for Registrant

          (11)      Consent of Independent Accountants

          (12)      None

          (13)      Subscription Agreement

          (14.1)    Individual Retirement Custodial Account

          (14.2)    Simplified Employee Pension Plan

          (14.3)    Defined Contribution Retirement Plan

          (15)      None

          (16) Computation of Performance Quotations (Exhibit 16 to Post-Effective Amendment No. 5. to Registrant's Registration Statement on Form N-1A is incorporated by reference pursuant to Rule 411 under the Securities Act of 1933).

          (17)      Financial Data Schedule

          (18)      None



   Item 25.         Persons Controlled by or under Common Control with
                    Registrant

                    Registrant is controlled by Wilmington Trust Company, as custodian FBO J. Eric May Trust, which owned or controlled 25.52% of the Fund's voting securities as of September 30, 1997. Registrant does not control any person.



   Item 26.         Number of Holders of Securities

                                          Number of Record Holders
          Title of Class                  as of September 30, 1997


          Shares of Beneficial Interest,
           no par value                              312



   Item 27.         Indemnification

                    Pursuant to Chapter 38 of Title 12 of the Delaware Code, the Registrant's Trust Instrument, dated September 16, 1992, contains the following article, which is in full force and effect and has not been modified or canceled:

                                    ARTICLE X
                   LIMITATION OF LIABILITY AND INDEMNIFICATION

          Section 10.1. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

          Section 10.2.  Indemnification.

                    (a) Subject to the exceptions and limitations contained in Section 10.2(b) below:

                         (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                         (ii) the words "claim," "action," "suit," or
                    "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                    (b) No indemnification shall be provided hereunder to a Covered Person:

                         (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                         (ii) in the event of a settlement, unless there has
                    been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                         (A) by the court or other body approving the settlement;

                         (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                         (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

                    provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

                    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

                    (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

          Section 10.3. Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

                    Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   Item 28.         Business and Other Connections of Investment Adviser

                    Incorporated by reference to pages 3 through 5 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

   Item 29.         Principal Underwriters

                    Registrant has no principal underwriters.

   Item 30.         Location of Accounts and Records

                    The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, Registrant's Custodian and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5) and (11) of Rule 31a-1(b) will be maintained by the Registrant; the documents required to be maintained by paragraphs (3) and
   (7) of Rule 31a-1(b) will be maintained by Registrant's Custodian; and all other records will be maintained by Registrant's Administrator.

   Item 31.         Management Services


                    All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

   Item 32.         Undertakings

                    Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

                    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington and State of Delaware on the 20th day of October, 1997.

                                        THE HENLOPEN FUND
                                          (Registrant)



                                        By:/s/ Michael L. Hershey
                                           Michael L. Hershey,
                                           President and Treasurer


                    Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

   Name                            Title                    Date

   /s/ Michael L. Hershey          Principal Executive,     October 20, 1997
   Michael L. Hershey              Financial and Accounting
                                   officer and Trustee


   /s/ Robert J. Fahey, Jr.        Trustee                  October 20, 1997
   Robert J. Fahey, Jr.


   /s/ Stephen L. Hershey, M.D.    Trustee                  October 20, 1997
   Stephen L. Hershey, M.D.


   /s/ P. Coleman Townsend, Jr.    Trustee                  October 20, 1997
   P. Coleman Townsend, Jr.

                                  EXHIBIT INDEX


   Exhibit No.                     Exhibit                      Page No.


      (1.1)         Registrant's Certificate of Trust

      (1.2)         Registrant's Trust Instrument

        (2)         Registrant's Bylaws, as amended

        (3)         None

        (4)         None

        (5)         Investment Advisory Agreement

        (6)         None

        (7)         None

        (8)         Custodian Agreement with Firstar
                      Trust Company

      (9.1)         Administration Agreement with
                      Fiduciary Management, Inc.

      (9.2)         Transfer Agent Agreement with
                      Firstar Trust Company

       (10)         Opinion of Foley & Lardner,
                      counsel for Registrant

       (11)         Consent of Independent
                      Accountants

       (12)         None

       (13)         Subscription Agreement

     (14.1)         Individual Retirement Custodial
                     Account

     (14.2)         Simplified Employee Pension
                     Plan

     (14.3)         Defined Contribution Retirement
                     Plan

       (15)         None

       (16)         Computation of Performance Quotations*

       (17)         Financial Data Schedule

       (18)         None
   _________________

   *    Incorporated by reference.